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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2007



                          U.S. GLOBAL INVESTORS, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         TEXAS                         0-13928                 74-1598370
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  (STATE OR OTHER JURIS-             (COMMISSION              (IRS EMPLOYER
 DICTION OF INCORPORATION)           FILE NUMBER)          IDENTIFICATION NO.)



    7900 CALLAGHAN ROAD, SAN ANTONIO, TEXAS                       78229
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 210-308-1234



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         ON FEBRUARY 8, 2007, U.S. GLOBAL INVESTORS, INC. ISSUED A PRESS RELEASE REPORTING EARNINGS AND OTHER FINANCIAL RESULTS FOR ITS SECOND FISCAL QUARTER OF THE FISCAL YEAR ENDING JUNE 30, 2007. A COPY OF THE PRESS RELEASE IS ATTACHED AND BEING FURNISHED AS EXHIBIT 99.



                                  SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                            U.S. GLOBAL INVESTORS, INC.



                                            BY: /s/ Susan B. McGee
                                               --------------------------------
                                                SUSAN B. MCGEE
                                                PRESIDENT/GENERAL COUNSEL

DATED: FEBRUARY 8, 2007